                                                                   Exhibit 99.2
                            Eagle Food Centers, Inc.
                           Route 67 at Knoxville Road
                             Milan, Illinois 61264

                                February __, 2000

To the Holders of 8 5/8% Senior Notes due
     April 15, 2000 of Eagle Food Centers, Inc.
     Identified on the Signature Page Hereof:

            This letter agreement (this "Agreement") sets forth the terms on which you have agreed to vote in favor of a plan of reorganization to be filed by Eagle Food Centers, Inc. (the "Company"), in connection with their anticipated Chapter 11 bankruptcy filing, under which the Company will propose to modify the payment terms and obligations under the 8 5/8% Senior Notes due April 15, 2000 (the "Old Notes"), on behalf of all of your interests in the Old Notes, according to terms substantially similar to those set forth herein and/or in the exhibits and schedule attached hereto.

            In exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the undersigned beneficial owner of, or holder of investment authority over, the Old Notes (the "Noteholder"), intending to be legally bound, hereby agree as follows:

            (i) The Note Restructuring. The Company intends to file a prepackaged, prearranged, prenegotiated or traditional voluntary case (the "Bankruptcy Case") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). In connection with the Bankruptcy Case, the Company intends to file a plan of reorganization (the "Plan") that provides for a modification of the terms under the Old Notes by replacing the Old Notes with replacement notes (the "New Notes"), which New Notes will have the material terms set forth in Schedule A hereto and in all other respects will have terms substantially identical with the terms of the Old Notes.

            (ii) Representations of Noteholder. Noteholder hereby represents and warrants to the Company as follows:

                  (a) Noteholder is duly organized, validly existing and in good standing under the laws of Noteholder's state of organization;

                  (b) Noteholder has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                  (c) the execution and delivery of this Agreement and the performance by Noteholder of its obligations hereunder have been duly authorized by all necessary action;

                  (d) this Agreement has been duly executed and delivered by Noteholder and constitutes the valid and binding obligation of Noteholder, enforceable against Noteholder in accordance with its terms;

                  (e) as of the date hereof, Noteholder is the beneficial owner of, or holder of investment authority over, Old Notes in the aggregate principal amount set forth below such Noteholder's name on the signature page hereof (the "Noteholder's Old Notes"), and beneficially owns, or has investment authority over, no other Old Notes, and the registered holder and custodial party for the Noteholder's Old Notes are as set forth on the signature page hereof;

                  (f) Noteholder has received and reviewed this Agreement and all schedules and exhibits hereto, and, assuming the representations of the Company herein to be true and correct, has received all such information as it deems necessary and appropriate to enable it to evaluate the financial risk inherent in the New Notes;

            (iii) Representations of The Company. The Company hereby represents and warrants to Noteholder as follows: (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware;
(ii) the Company has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (iii) the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by all necessary action; (iv) this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; (v) the financial and other information concerning the Company which the Company or its representatives have made available to Noteholder (other than any projected financial information included therein) was complete and correct in all material respects when delivered and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements were made, and the projected financial information concerning the Company, which the Company or its representatives made available to Noteholder was prepared in good faith and on the basis of assumptions which, in light of the circumstances under which they were made, were reasonable; and (vi) the Company does not own (beneficially or otherwise) or control any Old Notes.

            (iv) Agreement to Forbear. Noteholder agrees during the term of this Agreement (i) to neither take any action to accelerate the indebtedness due under the Old Notes nor direct the trustee (the "Trustee") under the indenture for the Old Notes (the "Old Indenture") to pursue any right or remedy under the Old Indenture or otherwise; and (ii) not to initiate, or have initiated on its behalf, any litigation or proceeding of any kind against the Company, its subsidiaries and/or its affiliates other than to enforce this Agreement. Notwithstanding the foregoing, the Noteholder reserves and retains, and does not waive, any rights or remedies it may have against the Company under the Indenture or otherwise except as such rights or remedies may be modified in a confirmed Plan.

            (v) Agreement to Vote in Favor of Plan of Reorganization. Noteholder hereby agrees to vote in favor of the Plan, whether it is prepackaged, prearranged, prenegotiated or traditional. Noteholder's agreements with respect to the Plan, and Noteholder's vote in favor of the Plan, shall be conditioned on the terms of the Plan and all related documents being consistent in all material respects with the terms set forth on Schedule A and being in form and substance reasonably acceptable to the Noteholder. If the Company files the Plan and has complied with this Agreement, Noteholder agrees not to object to, and to fully support, the Plan, provided, however, that such agreement and all other obligations of Noteholder under this Agreement shall terminate if (i) the Bankruptcy Case is not commenced prior to March 8, 2000 and (ii) the Plan is not confirmed within 90 days after commencement of the Bankruptcy Case. Noteholder also agrees to execute and deliver to the Company, within three business days after solicitation materials are delivered to the Noteholder and the solicitation is commenced, a ballot in a form reasonably acceptable to the Noteholder indicating Noteholder's acceptance of the Plan. Notwithstanding any other provision of this Agreement, the Plan will provide that if the order confirming the Plan is not substantially consistent with the Plan, it shall be a condition to confirmation that the order be satisfactory to Noteholder and that any amendment of the Plan or waiver of conditions to confirmation and effectiveness shall require the consent of the Noteholder. Noteholder further agrees not to oppose the Company's request for the entry of customary first day orders after to commencement of the Bankruptcy Case.

            (vi) Interest. All interest unpaid and accrued under the Old Indenture through and including the effective date of the Plan contemplated by this Agreement, shall be paid, in cash, at the effective date of such plan. In the event the Plan contemplated by this Agreement is not confirmed, there is no assurance or promise by the Company that such interest will be paid.

            (vii) Certain Conditions. In addition to the other conditions to Noteholder's obligations set forth herein, each obligation and liability of Noteholder under this Agreement is conditioned in its entirety upon (a) the truth of the representations and warranties of the Company set forth herein and performance by the Company of its agreements and covenants herein contained, (b) the terms and conditions of the treatment of the Old Notes under the Plan not materially differing from those set forth herein, (c) the Plan containing no material conditions other than those described in this Agreement, (d) the Agreement not having been terminated pursuant to Section (viii) hereof, and (e) the Plan being consistent in all material respects with the terms and provisions of this Agreement.

            (viii) Termination of Agreement. In the event that (a) the Bankruptcy Case is not commenced by March 8, 2000, or (b) the Plan, substantially in a form consistent with this Agreement, shall not have been confirmed within 90 days of the commencement date of the Bankruptcy Case, then this Agreement shall automatically terminate.

            (ix) No Third-Party Beneficiaries. This Agreement shall be solely for the benefit of the parties hereto and the Noteholders who have entered into agreements with the Company substantially identical to this Agreement and no other person or entity shall be a third-party beneficiary hereof.

            (x) Not an Amendment or Waiver. It is acknowledged and agreed that (except as expressly provided for herein, including without limitation in the exhibits hereto) entering into this Agreement, negotiating with respect to the Old Notes or the Plan or any other action taken by Noteholder does not constitute a full or partial amendment or waiver of any of such Noteholder's rights or remedies under the Old Indenture or at law or otherwise, and Noteholder hereby reserves such rights and remedies.

            (xi) Additional Old Notes Subject. Nothing in this Agreement shall be deemed to limit or restrict the ability or right of any Noteholder to acquire any additional Old Notes ("Additional Old Notes") or other claims against the Company or any affiliate of the Company; provided, however, that in the event any Noteholder acquires any such Additional Old Notes after the date hereof (other than any such Old Notes that are already subject to the provisions of an agreement with the Company substantially similar to this Agreement, which Old Notes shall remain subject to the provisions of such agreement), such Additional Old Notes shall immediately upon such acquisition become subject to the terms of this Agreement. Noteholder shall as promptly as practicable notify the Company of such acquisition, and Noteholder agrees to execute and deliver within five business days of the closing of such acquisition any additional documents that the Company shall reasonably request to evidence that such Additional Old Notes are subject to the provisions of this Agreement as of the date of acquisition.

            (xii) No Transfer. Except as set forth below, Noteholder hereby agrees, without the prior written consent of the Company, not to (i) sell, transfer, assign, pledge or otherwise dispose of any of the Noteholder's Old Notes, unless the transferee accepts such Old Notes subject to the terms of this Agreement, or (ii) grant any proxies, deposit any of the Noteholder's Old Notes into a voting trust or enter into a voting agreement with respect to any of the Noteholder's Old Notes, unless such arrangement provides for compliance herewith. In the event that a Noteholder transfers such Old Notes prior to the Closing Date, such transferee shall comply with and be subject to all the terms of this Agreement, including, but not limited to, such Noteholder's obligations to tender the Old Notes and vote in favor of the Plan, and shall as a condition precedent to such transfer, execute a letter agreement on terms substantially identical to the terms hereof and a Ballot indicating its acceptance of the Plan. Noteholder shall, within three business days of any transfer of Old Notes, notify in writing S. Patric Plumley at the address of the Company set forth on the first page hereof of such transfer and provide therewith the executed documents as provided for in this paragraph.

            (xiii) Payment of Professional Fees. The Company agrees to promptly pay the reasonable professional fees and expenses of Noteholder in connection with this Agreement and the Bankruptcy Case, including the fees and expenses of its counsel, Cadwalader, Wickersham & Taft ("CWT"). The Company further agrees to pay a retainer of $20,000 to CWT prior to the filing of the Bankruptcy Case on account of such reasonable fees and expenses.

            (xiv) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto.

            (xv) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the provisions thereof relating to conflicts of law).

            (xvi) Remedies. The parties hereto acknowledge and agree that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy and accordingly the parties hereto agree that, in addition to any other remedies, each party shall be entitled to enforce the terms of this Agreement by a decree of specific performance or injunctive relief without the necessity of proving the inadequacy of money damages as a remedy or posting a bond or other security.

            (xvii) Jurisdiction. The Company and Noteholder each hereby irrevocably and unconditionally submit to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City or Delaware, and any appellate court from any thereof, in any action or proceedings arising out of or relating to this Agreement, or for recognition or enforcement of any judgment. All claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (xviii) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

            (xix) Severability. Any term or provision of this Agreement, which is invalid or unenforceable in any jurisdiction, shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

            Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

                                                   Very truly yours,

                                                   EAGLE FOOD CENTERS, INC.


                                                   By:__________________________
                                                      Name:
                                                   Title:

Accepted and Agreed to:

Name of Noteholder:

Alliance Capital Management L.P.,
as investment advisor
---------------------------------


By: /s/ Katalin E. Kutasi
    ----------------------------
    Name: Katalin E. Kutasi
    Title: Senior Vice President

$12,550,000
--------------------------------
Principal Amount of Old Notes

            Held as Follows:


            Amount           Registered Holder            Custodian
            ------           -----------------            ---------
            $3,750,000       The Equitable Life           Chase
            $4,500,000         Assurance Society          Chase
            $_________         of the United States
            $3,000,000       Alliance DHO, Limited        Chase Bank of Texas
            $1,300,000       Alliance Global              Chase Bank of Texas
                               Diversified Holdings
                               Limited


                                   Schedule A

            Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

                                                   Very truly yours,

                                                   EAGLE FOOD CENTERS, INC.


                                                   By:__________________________
                                                      Name:
                                                   Title:

Accepted and Agreed to:

Name of Noteholder:


__________________________________


By: ______________________________
    Name:
    Title:

$__________________________________
Principal Amount of Old Notes

            Held as Follows:


            Amount           Registered Holder            Custodian
            ------           -----------------            ---------
            $_________       ______________________       ______________________
            $_________       ______________________       ______________________
            $_________       ______________________       ______________________
            $_________       ______________________       ______________________
            $_________       ______________________       ______________________


                                   Schedule A

                            Eagle Food Centers, Inc.
                               Summary Term Sheet


--------------------------------------------------------------------------------
Company                           Eagle Food Centers, Inc. (the "Company").
--------------------------------------------------------------------------------
Transaction                       Restructuring of the Company's 8 5/8%
                                  Senior Notes due April 15, 2000 (the
                                  "Notes") to include an extension of
                                  maturity, increase in coupon, reduction in
                                  principal, and receipt of equity.
--------------------------------------------------------------------------------
Maturity Extension                5 years (to April 15, 2005).
--------------------------------------------------------------------------------
New Interest Rate                 11% per annum.
--------------------------------------------------------------------------------
Reduction in Principal            $15 million in the aggregate for the Notes.
--------------------------------------------------------------------------------
Optional Redemption               The Company may, at its option, redeem the
                                  Notes at 100% of the principal amount,
                                  at any time.
--------------------------------------------------------------------------------
Covenants                         Substantially similar to the Company's
                                  existing Notes except that the Company
                                  may complete sale leaseback transactions
                                  with its existing stores that are owned and
                                  any new stores opened; provided however,
                                  that at least 25% of the sale leaseback
                                  proceeds be used to pay down the New Notes.
--------------------------------------------------------------------------------
Interest                          Upon the effective date of the Plan, as
                                  contemplated by this Agreement, there shall
                                  be a cash payment to the Noteholders for
                                  the accrued and unpaid interest under Old
                                  Indenture.
--------------------------------------------------------------------------------
Consent Payment                   None.
--------------------------------------------------------------------------------



                                       1

--------------------------------------------------------------------------------
Equity                            15% of the fully-diluted common and voting
                                  stock of the Company subject to the
                                  following:

                                  o If the Company is sold or the debt is
                                    retired prior to October 15, 2001 (1.5
                                    years), the Company may clawback 10% of
                                    the equity previously distributed to
                                    bondholders (i.e. bondholders retain 5%
                                    ownership).

                                  o If the Company is sold or the debt is
                                    retired prior to October 15, 2002 (2.5
                                    years), the Company may clawback 5% the
                                    equity previously distributed to
                                    bondholders (i.e. bondholders retain 10% ownership).

                                  o The Company will not be able to clawback
                                    any of the equity after October 15, 2002.
--------------------------------------------------------------------------------
Rating                            The Company will, within 30 days of the
                                    Plan's effective date (the "Effective
                                    Date"), use its best efforts to cause the
                                    New Notes to be rated by one of
                                    Moody's Investor Service, Inc. and
                                    Standard and Poors.
--------------------------------------------------------------------------------
Other Conditions                  Payment by the Company of all professional
                                    fees incurred by bondholders.
--------------------------------------------------------------------------------


                            Eagle Food Centers, Inc.
                           Route 67 at Knoxville Road
                             Milan, Illinois 61264

                                February __, 2000

To the Holders of 8 5/8% Senior Notes due
     April 15, 2000 of Eagle Food Centers, Inc.
     Identified on the Signature Page Hereof:

            This letter agreement (this "Agreement") sets forth the terms on which you have agreed to vote in favor of a plan of reorganization to be filed by Eagle Food Centers, Inc. (the "Company"), in connection with their anticipated Chapter 11 bankruptcy filing, under which the Company will propose to modify the payment terms and obligations under the 8 5/8% Senior Notes due April 15, 2000 (the "Old Notes"), on behalf of all of your interests in the Old Notes, according to terms substantially similar to those set forth herein and/or in the exhibits and schedule attached hereto.

            In exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the undersigned beneficial owner of, or holder of investment authority over, the Old Notes (the "Noteholder"), intending to be legally bound, hereby agree as follows:

            (i) The Note Restructuring. The Company intends to file a prepackaged, prearranged, prenegotiated or traditional voluntary case (the "Bankruptcy Case") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). In connection with the Bankruptcy Case, the Company intends to file a plan of reorganization (the "Plan") that provides for a modification of the terms under the Old Notes by replacing the Old Notes with replacement notes (the "New Notes"), which New Notes will have the material terms set forth in Schedule A hereto and in all other respects will have terms substantially identical with the terms of the Old Notes.

            (ii) Representations of Noteholder. Noteholder hereby represents and warrants to the Company as follows:

                  (a) Noteholder is duly organized, validly existing and in good standing under the laws of Noteholder's state of organization;

                  (b) Noteholder has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                  (c) the execution and delivery of this Agreement and the performance by Noteholder of its obligations hereunder have been duly authorized by all necessary action;

                  (d) this Agreement has been duly executed and delivered by Noteholder and constitutes the valid and binding obligation of Noteholder, enforceable against Noteholder in accordance with its terms;

                  (e) as of the date hereof, Noteholder is the beneficial owner of, or holder of investment authority over, Old Notes in the aggregate principal amount set forth below such Noteholder's name on the signature page hereof (the "Noteholder's Old Notes"), and beneficially owns, or has investment authority over, no other Old Notes, and the registered holder and custodial party for the Noteholder's Old Notes are as set forth on the signature page hereof;

                  (f) Noteholder has received and reviewed this Agreement and all schedules and exhibits hereto, and, assuming the representations of the Company herein to be true and correct, has received all such information as it deems necessary and appropriate to enable it to evaluate the financial risk inherent in the New Notes;

            (iii) Representations of the Company. The Company hereby represents and warrants to Noteholder as follows: (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware;
(ii) the Company has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (iii) the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by all necessary action; (iv) this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; (v) the financial and other information concerning the Company which the Company or its representatives have made available to Noteholder (other than any projected financial information included therein) was complete and correct in all material respects when delivered and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements were made, and the projected financial information concerning the Company, which the Company or its representatives made available to Noteholder was prepared in good faith and on the basis of assumptions which, in light of the circumstances under which they were made, were reasonable; and (vi) the Company does not own (beneficially or otherwise) or control any Old Notes.

            (iv) Agreement to Forbear. Noteholder agrees during the term of this Agreement (i) to neither take any action to accelerate the indebtedness due under the Old Notes nor direct the trustee (the "Trustee") under the indenture for the Old Notes (the "Old Indenture") to pursue any right or remedy under the Old Indenture or otherwise; and (ii) not to initiate, or have initiated on its behalf, any litigation or proceeding of any kind with respect to the Old Notes against the Company, its subsidiaries and/or its affiliates other than to enforce this Agreement. Notwithstanding the foregoing, the Noteholder reserves and retains, and does not waive, any rights or remedies it may have against the Company under the Indenture, the Old Notes or otherwise except as such rights or remedies may be modified in a confirmed Plan.

            (v) Agreement to Vote in Favor of Plan of Reorganization. Noteholder hereby agrees to vote in favor of the Plan, whether it is prepackaged, prearranged, prenegotiated or traditional. Noteholder's agreements with respect to the Plan, and Noteholder's vote in favor of the Plan, shall be conditioned on the terms of the Plan and all related documents being consistent in all material respects with or better than the terms set forth on Schedule A and being in form and substance reasonably acceptable to the Noteholder, and the Noteholder's claims being allowed in full. If the Company files the Plan and has complied with this Agreement, Noteholder agrees not to object to, and to fully support, the Plan, provided, however, that such agreement and all other obligations of Noteholder under this Agreement shall terminate if (i) the Bankruptcy Case is not commenced prior to March 8, 2000 or (ii) the Plan is not confirmed within 90 days after commencement of the Bankruptcy Case. Noteholder also agrees to execute and deliver to the Company, within seven business days after solicitation materials are delivered to the Noteholder and the solicitation is commenced, a ballot in a form reasonably acceptable to the Noteholder indicating Noteholder's acceptance of the Plan. Notwithstanding any other provision of this Agreement, the Plan will provide that it shall be a condition to confirmation that the order confirming the Plan be reasonably satisfactory to Noteholder and that any amendment of the Plan or waiver of conditions to confirmation and effectiveness shall require the consent of the Noteholder.

            (vi) Interest. All interest unpaid and accrued under the Old indenture through and including the effective date of the Plan contemplated by this Agreement, shall be paid, in cash, at the effective date of such plan. In the event the Plan contemplated by this Agreement is not confirmed, there is no assurance or promise by the Company that such interest will be paid.

            (vii) Certain Conditions. In addition to the other conditions to Noteholder's obligations set forth herein, each obligation and liability of Noteholder under this Agreement is conditioned in its entirety upon (a) the truth of the representations and warranties of the Company set forth herein and performance by the Company of its agreements and covenants herein contained, (b) the terms and conditions of the treatment of the Old Notes under the Plan not differing from those set forth herein in any manner adverse to the Noteholders,
(c) the Plan containing no material conditions adversely affecting the Noteholders other than those described in this Agreement, (d) the Agreement not having been terminated pursuant to Section (viii) hereof, and (e) the Plan being consistent in all material respects with, or better than, the terms and provisions of this Agreement.

            (viii) Termination of Agreement. In the event that (a) the Bankruptcy Case is not commenced by March 8, 2000, or (b) the Plan, substantially in a form consistent with this Agreement, shall not have been confirmed within 90 days of the commencement date of the Bankruptcy Case, then this Agreement shall automatically terminate.

            (ix) No Third-Party Beneficiaries. This Agreement shall be solely for the benefit of the parties hereto (including those parties indicated as registered holders on the signature page hereto) and the Noteholders who have entered into agreements with the Company substantially identical to this Agreement and no other person or entity shall be a third-party beneficiary hereof.

            (x) Not an Amendment or Waiver. It is acknowledged and agreed that (except as expressly provided for herein, including without limitation in the exhibits hereto) entering into this Agreement, negotiating with respect to the Old Notes or the Plan or any other action taken by Noteholder does not constitute a full or partial amendment or waiver of any of such Noteholder's rights or remedies under the Old Indenture or at law or otherwise, and Noteholder hereby reserves such rights and remedies.

            (xi) Additional Old Notes Subject. Nothing in this Agreement shall be deemed to limit or restrict the ability or right of any Noteholder to acquire any additional Old Notes ("Additional Old Notes") or other claims against the Company or any affiliate of the Company; provided, however, that in the event any Noteholder acquires any such Additional Old Notes after the date hereof (other than any such Old Notes that are already subject to the provisions of an agreement with the Company substantially similar to this Agreement, which Old Notes shall remain subject to the provisions of such agreement), such Additional Old Notes shall immediately upon such acquisition become subject to the terms of this Agreement. Noteholder shall as promptly as practicable notify the Company of such acquisition, and Noteholder agrees to execute and deliver within five business days of the closing of such acquisition any additional documents that the Company shall reasonably request to evidence that such Additional Old Notes are subject to the provisions of this Agreement as of the date of acquisition.

            (xii) No Transfer. Except as set forth below, Noteholder hereby agrees, without the prior written consent of the Company, not to (i) sell, transfer, assign, pledge or otherwise dispose of any of the Noteholder's Old Notes, unless the transferee accepts such Old Notes subject to the terms of this Agreement, or (ii) grant any proxies, deposit any of the Noteholder's Old Notes into a voting trust or enter into a voting agreement with respect to any of the Noteholder's Old Notes, unless such arrangement provides for compliance herewith. In the event that a Noteholder transfers such Old Notes prior to the Closing Date, such transferee shall comply with and be subject to all the terms of this Agreement, including, but not limited to, such Noteholder's obligations to tender the Old Notes and vote in favor of the Plan, and shall as a condition precedent to such transfer, execute a letter agreement on terms substantially identical to the terms hereof and a Ballot indicating its acceptance of the Plan. Noteholder shall, within three business days of any transfer of Old Notes, notify in writing S. Patric Plumley at the address of the Company set forth on the first page hereof of such transfer and provide therewith the executed documents as provided for in this paragraph.

            (xiii) Payment of Professional Fees. The Company agrees to promptly pay the reasonable professional fees and expenses of Noteholder in connection with this Agreement and the Bankruptcy Case, including the fees and expenses of its counsel, Cadwalader, Wickersham & Taft ("CWT"). The Company further agrees to pay a retainer of $20,000 to CWT prior to the filing of the Bankruptcy Case on account of such reasonable fees and expenses.

            (xiv) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto.

            (xv) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the provisions thereof relating to conflicts of law).

            (xvi) Remedies. The parties hereto acknowledge and agree that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy and accordingly the parties hereto agree that, in addition to any other remedies, each party shall be entitled to enforce the terms of this Agreement by a decree of specific performance or injunctive relief without the necessity of proving the inadequacy of money damages as a remedy or posting a bond or other security.

            (xvii) Jurisdiction. The Company and Noteholder each hereby irrevocably and unconditionally submit to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City or Delaware, and any appellate court from any thereof, in any action or proceedings arising out of or relating to this Agreement, or for recognition or enforcement of any judgment. All claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (xviii) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

            (xix) Severability. Any term or provision of this Agreement, which is invalid or unenforceable in any jurisdiction, shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

            Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

                                                   Very truly yours,

                                                   EAGLE FOOD CENTERS, INC.


                                                   By:__________________________
                                                      Name:
                                                   Title:

Accepted and Agreed to subject to
initialization and agreement to all
handwritten changes:

Name of Noteholder:

Morgan, Stanley, Dean Witter Advisers
-------------------------------------


By: /s/ Peter Avalar
    ----------------------------
    Name: Peter Avalar
    Title: Vice President

$11,595,000
--------------------------------
Principal Amount of Old Notes

            Held as Follows:


            Amount           Registered Holder                      Custodian
            ------           -----------------                      ---------
            $9,185,000       MSDW High Yield Securities             Bank of New York
            $  500,000       MSDW High Income Advantage Trust       Bank of New York
            $  650,000       MSDW High Income Advantage Trust II    Bank of New York
            $  260,000       MSDW High Income Advantage Trust III   Bank of New York
            $1,000,000       MSDW Diversified Income Trust          Bank of New York


                                   Schedule A

                            Eagle Food Centers, Inc.
                               Summary Term Sheet


--------------------------------------------------------------------------------
Company                           Eagle Food Centers, Inc. (the "Company").
--------------------------------------------------------------------------------
Transaction                       Restructuring of the Company's 8 5/8%
                                  Senior Notes due April 15, 2000 (the
                                  "Notes") to include an extension of
                                  maturity, increase in coupon, reduction in
                                  principal, and receipt of equity.
--------------------------------------------------------------------------------
Maturity Extension                5 years (to April 15, 2005).
--------------------------------------------------------------------------------
New Interest Rate                 11% per annum.
--------------------------------------------------------------------------------
Reduction in Principal            $15 million in the aggregate for the Notes.
--------------------------------------------------------------------------------
Optional Redemption               The Company may, at its option, redeem the
                                  Notes at 100% of the principal amount,
                                  at any time.
--------------------------------------------------------------------------------
Covenants                         Substantially similar to the Company's
                                  existing Notes except that the Company
                                  may complete sale leaseback transactions
                                  with its existing stores that are owned and
                                  any new stores opened; provided however,
                                  that at least 25% of the sale leaseback
                                  proceeds be used to pay down the New Notes.
--------------------------------------------------------------------------------
Interest                          Upon the effective date of the Plan, as
                                  contemplated by this Agreement, there shall
                                  be a cash payment to the Noteholders for
                                  the accrued and unpaid interest under Old
                                  Indenture.
--------------------------------------------------------------------------------
Consent Payment                   None.
--------------------------------------------------------------------------------


                                       1

--------------------------------------------------------------------------------
Equity                            15% of the fully-diluted common and voting
                                  stock of the Company subject to the
                                  following:

                                  o If the Company is sold or the debt is
                                    retired prior to October 15, 2001 (1.5
                                    years), the Company may clawback 10%
                                    the equity previously distributed to
                                    bondholders (i.e. bondholders retain 5%
                                    ownership).

                                  o If the Company is sold or the debt is
                                    retired prior to October 15, 2002 (2.5
                                    years), the Company may clawback 5% the
                                    equity previously distributed to
                                    bondholders (i.e. bondholders retain 10% ownership).

                                  o The Company will not be able to clawback
                                    any of the equity after October 15, 2002.
--------------------------------------------------------------------------------
Rating                            The Company will, within 30 days of the
                                    Plan's effective date (the "Effective
                                    Date"), use its best efforts to cause the
                                    New Notes to be rated by one of
                                    Moody's Investor Service, Inc. and
                                    Standard and Poors.
--------------------------------------------------------------------------------
Other Conditions                  Payment by the Company of all professional
                                    fees incurred by bondholders.
--------------------------------------------------------------------------------


                            Eagle Food Centers, Inc.
                           Route 67 at Knoxville Road
                             Milan, Illinois 61264

                                February 29, 2000

To the Holders of 8 5/8% Senior Notes due
     April 15, 2000 of Eagle Food Centers, Inc.
     Identified on the Signature Page Hereof:

            This letter agreement (this "Agreement") sets forth the terms on which you have agreed to vote in favor of a plan of reorganization to be filed by Eagle Food Centers, Inc. (the "Company"), in connection with their anticipated Chapter 11 bankruptcy filing, under which the Company will propose to modify the payment terms and obligations under the 8 5/8% Senior Notes due April 15, 2000 (the "Old Notes"), on behalf of all of your interests in the Old Notes, according to terms substantially similar to those set forth herein and/or in the exhibits and schedule attached hereto.

            In exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the undersigned beneficial owner of, or holder of investment authority over, the Old Notes (the "Noteholder"), intending to be legally bound, hereby agree as follows:

            (i) The Note Restructuring. The Company intends to file a prepackaged, prearranged, prenegotiated or traditional voluntary case (the "Bankruptcy Case") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). In connection with the Bankruptcy Case, the Company intends to file a plan of reorganization (the "Plan") that provides for a modification of the terms under the Old Notes by replacing the Old Notes with replacement notes (the "New Notes"), which New Notes will have the material terms set forth in Schedule A hereto and in all other respects will have terms substantially identical with the terms of the Old Notes.

            (ii) Representations of Noteholder. Noteholder hereby represents and warrants to the Company as follows:

                  (a) Noteholder is duly organized, validly existing and in good standing under the laws of Noteholder's jurisdiction of organization;

                  (b) Noteholder has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                  (c) the execution and delivery of this Agreement and the performance by Noteholder of its obligations hereunder have been duly authorized by all necessary action;

                  (d) this Agreement has been duly executed and delivered by Noteholder and constitutes the valid and binding obligation of Noteholder, enforceable against Noteholder in accordance with its terms;

                  (e) as of the date hereof, Noteholder is the beneficial owner of, or holder of investment authority over, Old Notes in the aggregate principal amount set forth below such Noteholder's name an the signature page hereof (the "Noteholders Old Notes"), and beneficially owns, or has investment authority over, no other Old Notes, and the registered holder and custodial party for the Noteholder's Old Notes are as set forth on the signature page hereof;

                  (f) Noteholder has received and reviewed this Agreement and all schedules and exhibits hereto, and, assuming the representations of the Company herein to be true and correct, has received all such information as it deems necessary and appropriate to enable it to evaluate the financial risk inherent in the New Notes;

            (iii) Representations of The Company. The Company hereby represents and warrants to Noteholder as follows: (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware;
(ii) the Company has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (iii) the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder have been duty authorized by all necessary action; (iv) this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; (v) the financial and other information concerning the Company which the Company or its representatives have made available to Noteholder (other than any projected financial information included therein) was complete and correct in all material respects when delivered and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements were made, and the projected financial information concerning the Company, which the Company or its representatives made available to Noteholder was prepared in good faith and on the basis of assumptions which, in light of the circumstances under which they were made, were reasonable; and (vi) the Company does not own (beneficially or otherwise) or control any Old Notes.

            (iv) Agreement to Forbear. Noteholder agrees during the term of this Agreement (i) to neither take any action to accelerate the indebtedness due under the Old Notes nor direct the trustee (the "Trustee") under the indenture for the Old Notes (the "Old Indenture") to pursue any right or remedy under the Old Indenture or otherwise; and (ii) not to initiate, or have initiated on its behalf, any litigation or proceeding of any kind against the Company, its subsidiaries and/or its affiliates other than to enforce this Agreement. Notwithstanding the foregoing, the Noteholder reserves and retains, and does not waive, any rights or remedies it may have against the Company under the Indenture or otherwise except as such rights or remedies may be modified in a confirmed Plan.

            (v) Agreement to Vote in Favor of Plan of Reorganization. Noteholder hereby agrees to vote in favor of the Plan, whether it is prepackaged, prearranged, prenegotiated or traditional. Noteholder's agreements with respect to the Plan, and Noteholder's vote in favor of the Plan, shall be conditioned on the terms of the Plan and all related documents being consistent in all material respects with the terms set forth on Schedule A and being in form and substance reasonably acceptable to the Noteholder. If the Company files the Plan and has complied with this Agreement, Noteholder agrees not to object to, and to fully support, the Plan, provided, however, that such agreement and all other obligations of Noteholder under this Agreement shall terminate if (i) the Bankruptcy Case is not commenced prior to March 8, 2000 and (ii) the Plan is not confirmed within 90 days after commencement of the Bankruptcy Case. Noteholder also agrees to execute and deliver to the Company, within three business days after solicitation materials are delivered to the Noteholder and the solicitation is commenced, a ballot in a form reasonably acceptable to the Noteholder indicating Noteholder's acceptance of the Plan. Notwithstanding any other provision of this Agreement, the Plan will provide that if the order confirming the Plan is not substantially consistent with the Plan, it shall be a condition to confirmation that the order be satisfactory to Noteholder and that any amendment of the Plan or waiver of conditions to confirmation and effectiveness shall require the consent of the Noteholder. Noteholder further agrees not to oppose the Company's request for the entry of customary first day orders after to commencement of the Bankruptcy Case.

            (vi) Interest. All interest unpaid and accrued under the Old Indenture through and including the effective date of the Plan contemplated by this Agreement, shall be paid, in cash, at the effective date of such plan. In the event the Plan contemplated by this Agreement is not confirmed, there is no assurance or promise by the Company that such interest will be paid.

            (vii) Certain Conditions. In addition to the other conditions to Noteholder's obligations set forth herein, each obligation and liability of Noteholder under this Agreement is conditioned in its entirety upon (a) the truth of the representations and warranties of the Company set forth herein and performance by the Company of its agreements and covenants herein contained, (b) the terms and conditions of the treatment of the Old Notes under the Plan not materially differing from those set forth herein, (c) the Plan containing no material conditions other than those described in this Agreement, (d) the Agreement not having been terminated pursuant to Section (viii) hereof, and (e) the Plan being consistent in all material respects with the terms and provisions of this Agreement.

            (viii) Termination of Agreement. In the event that (a) the Bankruptcy Case is not commenced by March 8, 2000, or (b) the Plan, substantially in a form consistent with this Agreement, shall not have been confirmed within 90 days of the commencement date of the Bankruptcy Case, then this Agreement shall automatically terminate.

            (ix) No Third-Party Beneficiaries. This Agreement shall be solely for the benefit of the parties hereto and the Noteholders who have entered into agreements with the Company substantially identical to this Agreement and no other person or entity shall be a third-party beneficiary hereof.

            (x) Not an Amendment or Waiver. It is acknowledged and agreed that (except as expressly provided for herein, including without limitation in the exhibits hereto) entering into this Agreement, negotiating with respect to the Old Notes or the Plan or any other action taken by Noteholder does not constitute a full or partial amendment or waiver of any of such Noteholder's rights or remedies under the Old Indenture or at law or otherwise, and Noteholder hereby reserves such rights and remedies.

            (xi) Additional Old Notes Subject. Nothing in this Agreement shall be deemed to limit or restrict the ability or right of any Noteholder to acquire any additional Old Notes ("Additional Old Notes") or other claims against the Company or any affiliate of the Company; provided, however, that in the event any Noteholder acquires any such Additional Old Notes after the date hereof (other than any such Old Notes that are already subject to the provisions of an agreement with the Company substantially similar to this Agreement, which Old Notes shall remain subject to the provisions of such agreement), such Additional Old Notes shall immediately upon such acquisition become subject to the terms of this Agreement. Noteholder shall as promptly as practicable notify the Company of such acquisition, and Noteholder agrees to execute and deliver within five business days of the closing of such acquisition any additional documents that the Company shall reasonably request to evidence that such Additional Old Notes are subject to the provisions of this Agreement as of the date of acquisition.

            (xii) No Transfer. Except as set forth below, Noteholder hereby agrees, without the prior written consent of the Company, not to (i) sell, transfer, assign, pledge or otherwise dispose of any of the Noteholder's Old Notes, unless the transferee accepts such Old Notes subject to the terms of this Agreement, or (ii) grant any proxies, deposit any of the Noteholder's Old Notes into a voting trust or enter into a voting agreement with respect to any of the Noteholder's Old Notes, unless such arrangement provides for compliance herewith. In the event that a Noteholder transfers such Old Notes prior to the Closing Date, such transferee shall comply with and be subject to all the terms of this Agreement, including, but not limited to, such Noteholder's obligations to tender the Old Notes and vote in favor of the Plan, and shall as a condition precedent to such transfer, execute a letter agreement on terms substantially identical to the terms hereof and a Ballot indicating its acceptance of the Plan. Noteholder shall, within three business days of any transfer of Old Notes, notify in writing S. Patric Plumley at the address of the Company set forth on the first page hereof of such transfer and provide therewith the executed documents as provided for in this paragraph.

            (xiii) Payment of Professional Fees. The Company agrees to promptly pay the reasonable professional fees and expenses of Noteholder in connection with this Agreement and the Bankruptcy Case, including the fees and expenses of its counsel, Cadwalader, Wickersham & Taft ("CWT"). The Company further agrees to pay a retainer of $20,000 to CWT prior to the filing of the Bankruptcy Case on account of such reasonable fees and expenses.

            (xiv) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto.

            (xv) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the provisions thereof relating to conflicts of law).

            (xvi) Remedies. The parties hereto acknowledge and agree that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy and accordingly the parties hereto agree that, in addition to any other remedies, each party shall be entitled to enforce the terms of this Agreement by a decree of specific performance or injunctive relief without the necessity of proving the inadequacy of money damages as a remedy or posting a bond or other security.

            (xvii) Jurisdiction. The Company and Noteholder each hereby irrevocably and unconditionally submit to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City or Delaware, and any appellate court from any thereof, in any action or proceedings arising out of or relating to this Agreement, or for recognition or enforcement of any judgment. All claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (xviii) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

            (xix) Severability. Any term or provision of this Agreement, which is invalid or unenforceable in any jurisdiction, shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

            Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

                                                   Very truly yours,

                                                   EAGLE FOOD CENTERS, INC.


                                                   By:__________________________
                                                      Name:
                                                   Title:

Accepted and Agreed to:

Name of Noteholder:

Delaware Investment Advisers, on behalf of and for the benefit of Atlantic Global Funding, Ltd.*
--------------------------------


By: /s/ Paul A. Matlack
    ----------------------------
    Name: Paul A. Matlack                *Subject to the additional terms
    Title: Vice President/Senior          and conditions set forth on the
           Portfolio Manager              Addendum to Schedule A attached hereto

$ *3,000,000
--------------------------------
Principal Amount of Notes

            Held as Follows:

            Amount           Registered Holder            Custodian
            ------           -----------------            ---------
            $3,000,000       OBIE & Co. (for              Chase Bank
            $_________       Atlantic Global              of Texas, National
            $_________       Funding CBO, Ltd.            Association
            $_________       _____________________        ______________________
            $_________       _____________________        ______________________


                                   Schedule A

                            Eagle Food Centers, Inc.
                               Summary Term Sheet


--------------------------------------------------------------------------------
Company                           Eagle Food Centers, Inc. (the "Company").
--------------------------------------------------------------------------------
Transaction                       Restructuring of the Company's 8 5/8%
                                  Senior Notes due April 15, 2000 (the
                                  "Notes") to include an extension of
                                  maturity, increase in coupon, reduction in
                                  principal, and receipt of equity.
--------------------------------------------------------------------------------
Maturity Extension                5 years (to April 15, 2005).
--------------------------------------------------------------------------------
New Interest Rate                 11% per annum.
--------------------------------------------------------------------------------
Reduction in Principal            $15 million in the aggregate for the Notes.
--------------------------------------------------------------------------------
Optional Redemption               The Company may, at its option, redeem the
                                  Notes at 100% of the principal amount,
                                  at any time.
--------------------------------------------------------------------------------
Covenants                         Substantially similar to the Company's
                                  existing Notes except that the Company
                                  may complete sale leaseback transactions
                                  with its existing stores that are owned and
                                  any new stores opened; provided however,
                                  that at least 25% of the sale leaseback
                                  proceeds be used to pay down the New Notes.
--------------------------------------------------------------------------------
Interest                          Upon the effective date of the Plan, as
                                  contemplated by this Agreement, there shall
                                  be a cash payment to the Noteholders for
                                  the accrued and unpaid interest under Old
                                  Indenture.
--------------------------------------------------------------------------------
Consent Payment                   None.
--------------------------------------------------------------------------------


                                       1


--------------------------------------------------------------------------------
Equity                            15% of the fully-diluted common and voting
                                  stock of the Company subject to the
                                  following:

                                  o If the Company is sold or the debt is
                                    retired prior to October 15, 2001 (1.5
                                    years), the Company may clawback 10% of
                                    the equity previously distributed to
                                    bondholders (i.e. bondholders retain 5%
                                    ownership).

                                  o If the Company is sold or the debt is
                                    retired prior to October 15, 2002 (2.5
                                    years), the Company may clawback 5% the
                                    equity previously distributed to
                                    bondholders (i.e. bondholders retain 10% ownership).

                                  o The Company will not be able to clawback
                                    any of the equity after October 15, 2002.
--------------------------------------------------------------------------------
Rating                            The Company will, within 30 days of the
                                    Plan's effective date (the "Effective
                                    Date"), use its best efforts to cause the
                                    New Notes to be rated by one of
                                    Moody's Investor Service, Inc. and
                                    Standard and Poors.
--------------------------------------------------------------------------------
Other Conditions                  Payment by the Company of all professional
                                    fees incurred by bondholders.
--------------------------------------------------------------------------------


                             ADDENDUM TO SCHEDULE A
               ON BEHALF OF ATLANTIC GLOBAL FUNDING CBO, LIMITED

                            EAGLE FOOD CENTERS, INC.
                               SUMMARY TERM SHEET

Delaware Investment Advisers, on behalf of and for the benefit of Atlantic Global Funding CBO, Limited, has signed the letter agreement dated February 29, 2000 between Eagle Food Centers, Inc. and Delaware Investment Advisers (the "Letter Agreement") subject to Delaware Investment Advisers' understanding that the following terms and conditions will be included within the Note Restructuring described in the Letter Agreement and Schedule A attached thereto, as if such terms and conditions were included in and made a part of the Letter Agreement and Schedule A:

1) The New Notes and the Equity will be fully registered and freely tradeable.

2) The $15 million aggregate amount of principal reduction described in the Term Sheet under the heading Principal Reduction, shall be accomplished by means of a cash payment to the holders of the Old Notes upon the effective date of the Plan.

3) The Company will, within 30 days of the Effective Date, use its best efforts to cause the New Notes to be rated by Moody's Investor Service, Inc.

Capitalized terms used in this Addendum to Schedule A shall have the same meanings assigned to them in the Letter Agreement and/or Schedule A thereto.

B: /s/ Paul A. Matlack
   Name: Paul A. Matlack
   Title: Vice President/Senior
          Portfolio Manager

                            Eagle Food Centers, Inc.
                           Route 67 at Knoxville Road
                             Milan, Illinois 61264

                                February __, 2000

To the Holders of 8 5/8% Senior Notes due
     April 15, 2000 of Eagle Food Centers, Inc.
     Identified on the Signature Page Hereof:

            This letter agreement (this "Agreement") sets forth the terms on which you have agreed to vote in favor of a plan of reorganization to be filed by Eagle Food Centers, Inc. (the "Company"), in connection with their anticipated Chapter 11 bankruptcy filing, under which the Company will propose to modify the payment terms and obligations under the 8 5/8% Senior Notes due April 15, 2000 (the "Old Notes"), on behalf of all of your interests in the Old Notes, according to terms substantially similar to those set forth herein and/or in the exhibits and schedule attached hereto.

            In exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the undersigned beneficial owner of, or holder of investment authority over, the Old Notes (the "Noteholder"), intending to be legally bound, hereby agree as follows:

            (i) The Note Restructuring. The Company intends to file a prepackaged, prearranged, prenegotiated or traditional voluntary case (the "Bankruptcy Case") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). In connection with the Bankruptcy Case, the Company intends to file a plan of reorganization (the "Plan") that provides for a modification of the terms under the Old Notes by replacing the Old Notes with replacement notes (the "New Notes"), which New Notes will have the material terms set forth in Schedule A hereto and in all other respects will have terms substantially identical with the terms of the Old Notes.

            (ii) Representations of Noteholder. Noteholder hereby represents and warrants to the Company as follows:

                  (a) Noteholder is duly organized, validly existing and in good standing under the laws of Noteholder's state of organization;

                  (b) Noteholder has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                  (c) the execution and delivery of this Agreement and the performance by Noteholder of its obligations hereunder have been duly authorized by all necessary action;

                  (d) this Agreement has been duly executed and delivered by Noteholder and constitutes the valid and binding obligation of Noteholder, enforceable against Noteholder in accordance with its terms;

                  (e) as of the date hereof, Noteholder is the beneficial owner of, or holder of investment authority over, Old Notes in the aggregate principal amount set forth below such Noteholder's name on the signature page hereof (the "Noteholder's Old Notes"), and beneficially owns, or has investment authority over, no other Old Notes, and the registered holder and custodial party for the Noteholder's Old Notes are as set forth on the signature page hereof;

                  (f) Noteholder has received and reviewed this Agreement and all schedules and exhibits hereto, and, assuming the representations of the Company herein to be true and correct, has received all such information as it deems necessary and appropriate to enable it to evaluate the financial risk inherent in the New Notes;

            (iii) Representations of The Company. The Company hereby represents and warrants to Noteholder as follows: (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware;
(ii) the Company has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (iii) the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by all necessary action; (iv) this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; (v) the financial and other information concerning the Company which the Company or its representatives have made available to Noteholder (other than any projected financial information included therein) was complete and correct in all material respects when delivered and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements were made, and the projected financial information concerning the Company, which the Company or its representatives made available to Noteholder was prepared in good faith and on the basis of assumptions which, in light of the circumstances under which they were made, were reasonable; and (vi) the Company does not own (beneficially or otherwise) or control any Old Notes.

            (iv) Agreement to Forbear. Noteholder agrees during the term of this Agreement (i) to neither take any action to accelerate the indebtedness due under the Old Notes nor direct the trustee (the "Trustee") under the indenture for the Old Notes (the "Old Indenture") to pursue any right or remedy under the Old Indenture or otherwise; and (ii) not to initiate, or have initiated on its behalf, any litigation or proceeding of any kind against the Company, its subsidiaries and/or its affiliates other than to enforce this Agreement. Notwithstanding the foregoing, the Noteholder reserves and retains, and does not waive, any rights or remedies it may have against the Company under the Indenture or otherwise except as such rights or remedies may be modified in a confirmed Plan.

            (v) Agreement to Vote in Favor of Plan of Reorganization. Noteholder hereby agrees to vote in favor of the Plan, whether it is prepackaged, prearranged, prenegotiated or traditional. Noteholder's agreements with respect to the Plan, and Noteholder's vote in favor of the Plan, shall be conditioned on the terms of the Plan and all related documents being consistent in all material respects with the terms set forth on Schedule A and being in form and substance reasonably acceptable to the Noteholder. If the Company files the Plan and has complied with this Agreement, Noteholder agrees not to object to, and to fully support, the Plan, provided, however, that such agreement and all other obligations of Noteholder under this Agreement shall terminate if (i) the Bankruptcy Case is not commenced prior to March 8, 2000 and (ii) the Plan is not confirmed within 90 days after commencement of the Bankruptcy Case. Noteholder also agrees to execute and deliver to the Company, within three business days after solicitation materials are delivered to the Noteholder and the solicitation is commenced, a ballot in a form reasonably acceptable to the Noteholder indicating Noteholder's acceptance of the Plan. Notwithstanding any other provision of this Agreement, the Plan will provide that if the order confirming the Plan is not substantially consistent with the Plan, it shall be a condition to confirmation that the order be satisfactory to Noteholder and that any amendment of the Plan or waiver of conditions to confirmation and effectiveness shall require the consent of the Noteholder. Noteholder further agrees not to oppose the Company's request for the entry of customary first day orders after to commencement of the Bankruptcy Case.

            (vi) Interest. All interest unpaid and accrued under the Old indenture through and including the effective date of the Plan contemplated by this Agreement, shall be paid, in cash, at the effective date of such plan. In the event the Plan contemplated by this Agreement is not confirmed, there is no assurance or promise by the Company that such interest will be paid..

            (vii) Certain Conditions. In addition to the other conditions to Noteholder's obligations set forth herein, each obligation and liability of Noteholder under this Agreement is conditioned in its entirety upon (a) the truth of the representations and warranties of the Company set forth herein and performance by the Company of its agreements and covenants herein contained, (b) the terms and conditions of the treatment of the Old Notes under the Plan not materially differing from those set forth herein, (c) the Plan containing no material conditions other than those described in this Agreement, (d) the Agreement not having been terminated pursuant to Section (viii) hereof, and (e) the Plan being consistent in all material respects with the terms and provisions of this Agreement.

            (viii) Termination of Agreement. In the event that (a) the Bankruptcy Case is not commenced by March 8, 2000, or (b) the Plan, substantially in a form consistent with this Agreement, shall not have been confirmed within 90 days of the commencement date of the Bankruptcy Case, then this Agreement shall automatically terminate.

            (ix) No Third-Party Beneficiaries. This Agreement shall be solely for the benefit of the parties hereto and the Noteholders who have entered into agreements with the Company substantially identical to this Agreement and no other person or entity shall be a third-party beneficiary hereof.

            (x) Not an Amendment or Waiver. It is acknowledged and agreed that (except as expressly provided for herein, including without limitation in the exhibits hereto) entering into this Agreement, negotiating with respect to the Old Notes or the Plan or any other action taken by Noteholder does not constitute a full or partial amendment or waiver of any of such Noteholder's rights or remedies under the Old Indenture or at law or otherwise, and Noteholder hereby reserves such rights and remedies.

            (xi) Additional Old Notes Subject. Nothing in this Agreement shall be deemed to limit or restrict the ability or right of any Noteholder to acquire any additional Old Notes ("Additional Old Notes") or other claims against the Company or any affiliate of the Company; provided, however, that in the event any Noteholder acquires any such Additional Old Notes after the date hereof (other than any such Old Notes that are already subject to the provisions of an agreement with the Company substantially similar to this Agreement, which Old Notes shall remain subject to the provisions of such agreement), such Additional Old Notes shall immediately upon such acquisition become subject to the terms of this Agreement. Noteholder shall as promptly as practicable notify the Company of such acquisition, and Noteholder agrees to execute and deliver within five business days of the closing of such acquisition any additional documents that the Company shall reasonably request to evidence that such Additional Old Notes are subject to the provisions of this Agreement as of the date of acquisition.

            (xii) No Transfer. Except as set forth below, Noteholder hereby agrees, without the prior written consent of the Company, not to (i) sell, transfer, assign, pledge or otherwise dispose of any of the Noteholder's Old Notes, unless the transferee accepts such Old Notes subject to the terms of this Agreement, or (ii) grant any proxies, deposit any of the Noteholder's Old Notes into a voting trust or enter into a voting agreement with respect to any of the Noteholder's Old Notes, unless such arrangement provides for compliance herewith. In the event that a Noteholder transfers such Old Notes prior to the Closing Date, such transferee shall comply with and be subject to all the terms of this Agreement, including, but not limited to, such Noteholder's obligations to tender the Old Notes and vote in favor of the Plan, and shall as a condition precedent to such transfer, execute a letter agreement on terms substantially identical to the terms hereof and a Ballot indicating its acceptance of the Plan. Noteholder shall, within three business days of any transfer of Old Notes, notify in writing S. Patric Plumley at the address of the Company set forth on the first page hereof of such transfer and provide therewith the executed documents as provided for in this paragraph.

            (xiii) Payment of Professional Fees. The Company agrees to promptly pay the reasonable professional fees and expenses of Noteholder in connection with this Agreement and the Bankruptcy Case, including the fees and expenses of its counsel, Cadwalader, Wickersham & Taft ("CWT"). The Company further agrees to pay a retainer of $20,000 to CWT prior to the filing of the Bankruptcy Case on account of such reasonable fees and expenses.

            (xiv) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto.

            (xv) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the provisions thereof relating to conflicts of law).

            (xvi) Remedies. The parties hereto acknowledge and agree that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy and accordingly the parties hereto agree that, in addition to any other remedies, each party shall be entitled to enforce the terms of this Agreement by a decree of specific performance or injunctive relief without the necessity of proving the inadequacy of money damages as a remedy or posting a bond or other security.

            (xvii) Jurisdiction. The Company and Noteholder each hereby irrevocably and unconditionally submit to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City or Delaware, and any appellate court from any thereof, in any action or proceedings arising out of or relating to this Agreement, or for recognition or enforcement of any judgment. All claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (xviii) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

            (xix) Severability. Any term or provision of this Agreement, which is invalid or unenforceable in any jurisdiction, shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

            Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

                                                   Very truly yours,

                                                   EAGLE FOOD CENTERS, INC.


                                                   By:__________________________
                                                      Name:
                                                   Title:

Accepted and Agreed to:

Name of Noteholder:

Summit Investment Partners
--------------------------------


By: /s/ Steven R. Sutermeister
    ----------------------------
    Name: Steven R. Sutermeister
    Title: Managing Partner

$2,000,000
--------------------------------
Principal Amount of Notes

            Held as Follows:


            Amount           Registered Holder            Custodian
            ------           -----------------            ---------
            $2,000,000       Carillon Holding Ltd.        Chase Texas - Ben Wood
            $_________       _____________________        ______________________
            $_________       _____________________        ______________________
            $_________       _____________________        ______________________
            $_________       _____________________        ______________________


                                   Schedule A

                            Eagle Food Centers, Inc.
                               Summary Term Sheet


--------------------------------------------------------------------------------
Company                           Eagle Food Centers, Inc. (the "Company").
--------------------------------------------------------------------------------
Transaction                       Restructuring of the Company's 8 5/8%
                                  Senior Notes due April 15, 2000 (the
                                  "Notes") to include an extension of
                                  maturity, increase in coupon, reduction in
                                  principal, and receipt of equity.
--------------------------------------------------------------------------------
Maturity Extension                5 years (to April 15, 2005).
--------------------------------------------------------------------------------
New Interest Rate                 11% per annum.
--------------------------------------------------------------------------------
Reduction in Principal            $15 million in the aggregate for the Notes.
--------------------------------------------------------------------------------
Optional Redemption               The Company may, at its option, redeem the
                                  Notes at 100% of the principal amount,
                                  at any time.
--------------------------------------------------------------------------------
Covenants                         Substantially similar to the Company's
                                  existing Notes except that the Company
                                  may complete sale leaseback transactions
                                  with its existing stores that are owned and
                                  any new stores opened; provided however,
                                  that at least 25% of the sale leaseback
                                  proceeds be used to pay down the New Notes.
--------------------------------------------------------------------------------
Interest                          Upon the effective date of the Plan, as
                                  contemplated by this Agreement, there shall
                                  be a cash payment to the Noteholders for
                                  the accrued and unpaid interest under Old
                                  Indenture.
--------------------------------------------------------------------------------
Consent Payment                   None.
--------------------------------------------------------------------------------


                                       1

--------------------------------------------------------------------------------
Equity                            15% of the fully-diluted common and voting
                                  stock of the Company subject to the
                                  following:

                                  o If the Company is sold or the debt is
                                    retired prior to October 15, 2001 (1.5
                                    years), the Company may clawback 10%
                                    the equity previously distributed to
                                    bondholders (i.e. bondholders retain 5%
                                    ownership).

                                  o If the Company is sold or the debt is
                                    retired prior to October 15, 2002 (2.5
                                    years), the Company may clawback 5% the
                                    equity previously distributed to
                                    bondholders (i.e. bondholders retain 10% ownership).

                                  o The Company will not be able to clawback
                                    any of the equity after October 15, 2002.
--------------------------------------------------------------------------------
Rating                            The Company will, within 30 days of the
                                    Plan's effective date (the "Effective
                                    Date"), use its best efforts to cause the
                                    New Notes to be rated by one of
                                    Moody's Investor Service, Inc. and
                                    Standard and Poors.
--------------------------------------------------------------------------------
Other Conditions                  Payment by the Company of all professional
                                    fees incurred by bondholders.
--------------------------------------------------------------------------------



                                       2